UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 21, 2007

TMT CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-50104	85-0412495
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1890 Kentucky Avenue, Winter Park, FL 32789

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (407) 622-5999

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The following information, including the text of the press release attached as an exhibit to this Form 8-K, is furnished pursuant to Item 8.01 of Form 8-K, “Other Events.”

On June 26, 2007, TMT Capital Corporation, f/k/a Bootie Beer Corporation, issued a press release announcing that, on June 21, 2007, TMT Capital Corporation was granted a temporary pre-judgment attachment of $19,992,462 against Mercatus & Partners Limited as a result of an ongoing lawsuit filed in August 2006 and being litigated in the United States District Court for the Southern District of New York.

 Item 9.01 Financial Statements and Exhibits

(d)

Exhibits

Exhibit 99.1	Press Release dated June 26, 2007

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TMT CAPITAL CORPORATION
Date: June 26, 2007	By:	/s/ Tania M. Torruella
TANIA M. TORRUELLA
Chief Executive Officer